UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 27, 2019

FALCONSTOR SOFTWARE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-23970	77-0216135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Brazos Street, Suite 400, Austin, Texas		78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (631) 777-5188

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 27, 2019, FalconStor Software, Inc. (the “Company”) entered into Amendment No. 1 to Amended and Restated Term Loan Credit Agreement (the “Amendment”), by and among the Company, certain of the Company’s affiliates in their capacities as guarantors, HCP-FVA, LLC (“HCP-FVA”) as administrative agent for the lenders party thereto (the “Lenders”), ESW Capital, LLC (“ESW”), as co-agent, and the Lenders, to provide for, among other things, a new $2,500,000 term loan facility to the Company (the “2019 Term Loan”). The Amendment also provides for certain financial covenants. On December 27, 2019, the Company drew down $1,000,000 of the 2019 Term Loan and the Company will pay a fixed amount of interest on such advance equal to 15% of the principal amount advanced.

In connection with the initial advance of the 2019 Term Loan, HCP-FVA funded $620,000, ESW funded $378,439 and Michael Kelly funded $1,561. HCP-FVA is an affiliate of Hale Capital Partners, LP, the Company’s largest stockholder, and an affiliate of a director of the Company, Martin Hale. ESW is a greater than 5% stockholder of the Company and Mr. Kelly is a director of the Company.

The above description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 1 to Amended and Restated Term Loan Credit Agreement, dated as of December 27, 2019, by and among FalconStor Software, Inc., HCP-FVA, LLC, as Administrative Agent and as a Lender, ESW Capital, LLC, as Co-Agent and as a Lender, the Lenders party thereto and the other Loan Parties named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 3, 2020	FALCONSTOR SOFTWARE, INC.

	By:	/s/ Brad Wolfe
	Name:	Brad Wolfe
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

Exhibits

Exhibit No.	Description

10.1	Amendment No. 1 to Amended and Restated Term Loan Credit Agreement, dated as of December 27, 2019, by and among FalconStor Software, Inc., HCP-FVA, LLC, as Administrative Agent and as a Lender, ESW Capital, LLC, as Co-Agent and as a Lender, the Lenders party thereto and the other Loan Parties named therein.